Exhibit 10.7 AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT, dated as of October 11, 2023 (this “Amendment”), is made and entered into by and among CHARGEPOINT, INC., a Delaware corporation (the “Borrower”), CHARGEPOINT HOLDINGS, INC., a Delaware corporation (the “Parent”), the Guarantors party hereto, the Lenders party thereto and JPMorgan Chase Bank, N.A. in its capacity as administrative agent for the Lenders (the “Administrative Agent”). WHEREAS, reference is made to the Credit Agreement dated as of July 27, 2023 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the Parent, the Guarantors party thereto, the Lenders party thereto, and the Administrative Agent; WHEREAS, in connection with, and substantially concurrent with the effectiveness of, this Amendment, the Parent shall have entered into a binding commitment to (x) issue common Equity Interests of the Parent for cash proceeds in an aggregate amount of at least $175 million, which cash proceeds will be contributed as common equity to the Borrower (such issuance and contribution, the “Amendment No. 1 Specified Issuance and Contribution”) and (y) amend or exchange the Existing Convertible Notes on the terms and conditions disclosed in writing to the Lenders prior to the Amendment No. 1 Effective Date (defined below); and WHEREAS, pursuant to Section 10.02 of the Credit Agreement, the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Amendment constitutes a “Loan Document” (as defined in the Credit Agreement). SECTION 2. Amendments to Credit Agreement. Subject to and upon the terms and conditions set forth in Section 3 hereof, on the Amendment No. 1 Effective Date, the Credit Agreement is, effective as of the Amendment No. 1 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text and stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double- underlined text and double-underlined text) as set forth in the document attached as Exhibit A hereto”. SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “Amendment No. 1 Effective Date”): (a) The Administrative Agent shall have received from the Borrower, the Parent, each other Loan Party, the Lenders constituting the Required Lenders, and the Administrative Agent, either (i) a counterpart of this Amendment duly executed and delivered on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has duly executed and delivered a counterpart of this Amendment. (b) The Administrative Agent shall have received reasonably satisfactory evidence that (i) the Borrower shall have entered into a binding agreement specifying the material 2 terms and conditions of the Amendment No. 1 Specified Issuance and Contribution and (ii) all fees and other amounts due and payable on or prior to the Amendment No. 1 Effective Date, including reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable and documented fees, disbursements and other charges of counsel) required to be reimbursed or paid by any Loan Party pursuant to Section 10.03 of the Credit Agreement, shall have been paid. SECTION 4. Representations and Warranties. Each Loan Party represents and warrants to the Lenders as of the Amendment No. 1 Effective Date that: (a) Each of the Parent and its Subsidiaries is duly organized or formed, validly existing and (to the extent the concept is applicable in such jurisdiction) in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required. (b) The execution, delivery and performance by each Loan Party of this Amendment and each other Loan Document to which such Loan Party is a party are within each Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, equity holder action. Each Loan Party has duly executed and delivered this Amendment and each other Loan Document to which such Loan Party is a party to which it is party, and this Amendment and each of such Loan Documents constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. (c) The execution and delivery of this Amendment and each other Loan Document by each Loan Party party thereto and the performance by such Loan Party of its obligations hereunder and thereunder (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect and (ii) those approvals, consents, registrations, filings or other actions, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect, (b) except as would not reasonably be expected to have a Material Adverse Effect, will not violate any applicable law or regulation or any order of any Governmental Authority, (c) will not violate any charter, by-laws or other organizational document of any Loan Party, (d) except as would not reasonably be expected to have a Material Adverse Effect, will not violate or result in a default under any indenture, agreement or other instrument (other than the agreements and instruments referred to in clause (c)) binding upon the Parent or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent or any of its Subsidiaries, and (e) will not result in the creation or imposition of any Lien on any asset of the Parent or any of its Subsidiaries (other than Liens arising pursuant to the Security Documents or permitted under Section 6.02 of the Credit Agreement). (d) Before and after giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in this Amendment and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof, except 3 that (1) for purposes of this clause (d), the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 5.01 of the Credit Agreement (subject, in the case of unaudited financial statements furnished pursuant to clause (b), to year-end audit adjustments and the absence of footnotes), respectively, (2) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date and (iii) to the extent that such representations and warranties are already qualified or modified by materiality in the text thereof, they shall be true and correct in all respects. (e) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. SECTION 5. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. SECTION 6. Governing Law; Submission to Jurisdiction; Waivers, Waivers of Jury Trial. The applicable law, submission to jurisdiction and waiver provisions set forth in Sections 10.09 and 10.10 of the Credit Agreement shall apply to this Amendment, mutatis mutandis. SECTION 7. Heading. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. SECTION 8. Effect of Amendment. This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. By executing and delivering a copy hereof, each Loan Party hereby consents to this Amendment and the transactions contemplated hereby and hereby ratifies and reaffirms its respective guarantees, pledges and grants of security interests, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, after giving effect to this Amendment, such guarantees, pledges and grants of security interests, and the terms of each of the Security Documents to which it is a party, shall continue to be in full force and effect, including to secure the Obligations. For the avoidance of doubt, on and after the Amendment No. 1 Effective Date, this Amendment shall for all purposes constitute a “Loan Document”. [Remainder of this page intentionally left blank] [Signature Page to Amendment No. 1] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. CHARGEPOINT, INC., as Borrower By: /s/ Rex S. Jackson Name: Rex S. Jackson Title: Chief Financial Officer CHARGEPOINT HOLDINGS, INC., as Parent By: /s/ Rex S. Jackson Name: Rex S. Jackson Title: Chief Financial Officer CHARGEPOINT ASSET MANAGEMENT, LLC, as Guarantor By: /s/ Rex S. Jackson Name: Rex S. Jackson Title: Chief Financial Officer CHARGEPOINT NETWORK (NETHERLANDS) B.V., as Guarantor By: ChargePoint, Inc., its managing director By: /s/ Rex S. Jackson Name: Rex S. Jackson Title: Chief Financial Officer

[Signature Page to Amendment No. 1] JPMORGAN CHASE BANK, N.A., as the Administrative Agent and Lender By: /s/ Santiago Gascon Name: Santiago Gascon Title: Vice President [Signature Page to Amendment No. 1] HSBC VENTURES USA INC., as Lender By: /s/ Prasant Chunduru Name: Prasant Chunduru Title: Managing Director [Signature Page to Amendment No. 1] GOLDMAN SACHS LENDING PARTNERS LLC, as Lender By: /s/ Neal Osborn Name: Neal Osborn Title: Authorized Signatory [Signature Page to Amendment No. 1] CITICORP NORTH AMERICA, INC., as Lender By: /s/ Ashwani Khubani Name: Ashwani Khubani Title: Managing Director

Execution Version EXHIBIT A REVOLVING CREDIT AGREEMENT dated as of July 27, 2023 (as amended by Amendment No. 1) among CHARGEPOINT, INC., as the Borrower, CHARGEPOINT HOLDINGS, INC., as the Parent, THE GUARANTORS PARTY HERETO, THE LENDERS PARTY HERETO and JPMORGAN CHASE BANK, N.A., as Administrative Agent JPMORGAN CHASE BANK, N.A. and HSBC VENTURES USA INC. as Joint Lead Arrangers and Joint Bookrunners HSBC VENTURES USA INC., as Syndication Agent CITICORP NORTH AMERICA, INC. and GOLDMAN SACHS LENDING PARTNERS LLC, as Documentation Agents “Agent Parties” has the meaning set forth in Section 10.01. “Agents” means the Administrative Agent, the Arrangers, the Syndication Agent and the Documentation Agents. “Agreed Currency” means Dollars and each Alternative Currency. “Agreement” means this Revolving Credit Agreement, as the same may hereafter be modified, supplemented, extended, amended, restated or amended and restated from time to time. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus 1/2 of 1% and (c) the Adjusted Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%; provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.11 hereof (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.11(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 0.00%, such rate shall be deemed to be 0.00% for purposes of this Agreement. “Alternative Currency” means each of the following: (a) Pounds Sterling, (b) Euros and (c) any additional currencies determined after the Effective Date by mutual agreement of the Borrower, each Lender, the Issuing Banks and the Administrative Agent; provided that each such additional currency referred to in this clause (c) is a lawful currency that is readily available, freely transferable and able to be converted into Dollars. “Alternative Currency Payment Office” of the Administrative Agent means, for each Alternative Currency, the office, branch, affiliate or correspondent bank of the Administrative Agent for such currency as specified from time to time by notice to the Borrower and each Lender. “Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of October 11, 2023, among the Borrower, the Parent, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent. “Amendment No. 1 Effective Date” has the meaning set forth in Amendment No. 1. “Amendment No. 1 Specified Issuance and Contribution” has the meaning set forth in Amendment No. 1. “Ancillary Document” has the meaning set forth in Section 10.06(b). 2 an Excluded Subsidiary for the purposes of Section 6.04; provided, further that the Dutch Guarantor shall not constitute an Excluded Subsidiary. “Excluded Swap Obligation” with respect to any Guarantor, (a) any Swap Agreement Obligation if, and to the extent that, and only for so long as, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Agreement Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder, at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Agreement Obligation. If a Swap Agreement Obligation arises under a master agreement governing more than one Swap Agreement, such exclusion shall apply only to the portion of such Swap Agreement Obligation that is attributable to Swaps for which such guarantee or security interest is or becomes illegal. “Excluded Taxes” means, with respect to the Administrative Agent, any Issuing Bank, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Parent or the Borrower, as applicable, hereunder, (a) Taxes imposed on (or measured by) its net income (however denominated), franchise Taxes, and branch profits Taxes, in each case (i) imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) that otherwise are Other Connection Taxes, (b) in the case of a Lender, any U.S. federal withholding Tax that is imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect at the time such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by Borrower under Section 2.16(b)) or designates a new lending office, except to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office or assignment, to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.14(a), (c) Taxes attributable to such recipient’s failure to comply with Section 2.14(f) and (d) any withholding Taxes imposed under FATCA. “Executive Order” has the meaning set forth in Section 3.15(a)(i). “Existing Convertible Notes” means (a)(i) the Notes (as defined in the Indenture in effect as of the date hereof) due April 1, 2027 issued by the Parent pursuant to the terms of the Indenture in effect as of the date hereof and outstanding as of the date hereof (the principal amount of which may be increased pursuant to the payment of PIK Interest (as defined in the Indenture in effect as of the date hereof) pursuant to the terms of the Indenture in effect as of the date hereof) and (ii) any PIK Notes (as defined in the Indenture in effect as of the date hereof) due April 1, 2027 issued by the Parent pursuant to the terms of the Indenture as in effect as of the date hereof.; provided that, on or after the Amendment No. 1 Effective Date, each reference in clause (a) to “the Indenture in effect as of the date hereof” shall mean and be a reference to “the Indenture in effect as of the date hereof, as may be amended to increase the Cash Interest Rate (as defined therein) from 3.50% per annum to a rate of up to 7.00% per annum and the PIK Interest Rate (as defined therein) from 5.00% per annum to a rate of up to 8.50% per annum, to extend the Maturity Date (as defined therein) from April 1, 2027 to April 1, 2028 and to make certain other amendments that are either necessary to reflect the terms disclosed in writing to the Lenders prior to the effectiveness of Amendment No. 1 or not adverse to the Lenders”, and (b) on or after the Amendment No. 1 Effective Date, (i) any senior unsecured notes issued by Parent in exchange for any 19 Notes referred to in the preceding clause (a) in like principal amount, so long as such new notes are on substantially identical terms to the Notes (as defined in the Indenture in effect on the date hereof) other than the new notes having (w) a different issue date, (w) a cash interest rate of up to 7.00% per annum, (x) a “paid-in-kind” interest rate of up to 8.50% per annum, (y) a maturity date of on or after April 1, 2028 and (z) certain other changes that are either necessary to reflect the terms disclosed in writing to the Lenders prior to the effectiveness of Amendment No. 1 or not adverse to the Lenders and (ii) any additional notes issued as “payment-in-kind” in respect of notes described in the preceding clause (b)(i). “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code or any published intergovernmental agreement and any fiscal or regulatory legislation, rules or official practices adopted pursuant to any published intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of such Sections of the Code. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate, provided that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to zero for the purposes of this Agreement. “Fee Letter” means that certain Fee Letter, dated as of May 31, 2023, by and among the Borrower and the Administrative Agent. “Financial Officer” means the chief financial officer, principal accounting officer, treasurer, vice president of finance or corporate controller of the Borrower. “Flood Insurance Laws” means, collectively, (a) the National Flood Insurance Act of 1968, (b) the Flood Disaster Protection Act of 1973, (c) the National Flood Insurance Reform Act of 1994 (d) the Flood Insurance Reform Act of 2004 and (e) Biggert-Waters Flood Insurance Reform Act of 2012. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate, the Adjusted EURIBOR Rate, each Adjusted Daily Simple RFR or the Central Bank Rate, as applicable. For the avoidance of doubt the initial Floor for each of the Adjusted Term SOFR Rate, the Adjusted EURIBOR Rate, each Adjusted Daily Simple RFR and the Central Bank Rate shall be 0.00%. “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Subsidiary” means each Subsidiary of the Parent that is organized under the laws of a jurisdiction other than the United States (or any State thereof). “Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to any Issuing Bank, such Defaulting Lender’s Applicable Percentage of the outstanding Obligations with 20

(g) unsecured Indebtedness of the Borrower or any Subsidiary in an aggregate principal amount not to exceed the greater of (i) $19,000,000 and (6) 2.5% of the Total Tangible Assets at any time outstanding; (h) Indebtedness of Subsidiaries that are not Loan Parties in an aggregate principal amount not to exceed the greater of (i) $9,650,000 and (7) 1.25% of the Total Tangible Assets at any time outstanding; (i) Indebtedness incurred pursuant to any agreement or arrangement to provide ordinary course facilities or services related to cash management, including treasury, depository, overdraft, credit or debit card, purchase card, electronic funds transfer and other cash management arrangements; (j) Obligations under the Loan Documents; (k) customer deposits and advance payments (including progress premiums) received from customers for goods or services purchased in the ordinary course of business; (l) Indebtedness of the Borrower or any Subsidiary in connection with one or more letters of credit, bankers’ acceptances, worker’s compensation claims, health, disability or other employee benefits, property, casualty or liability insurance, surety bonds, customs bonds, value added or other tax, appeal bonds, performance bonds or completion guarantees or any similar obligations issued or incurred in the ordinary course of business or pursuant to self-insurance and similar obligations and not in connection with the borrowing of money or the obtaining of advances or credit; (m) (i) Indebtedness of any Person acquired by, or merged into or consolidated or amalgamated with, the Borrower or any Subsidiary after the Effective Date as part of an Investment otherwise permitted by Section 6.04 (provided that such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of, or in connection with, such Person becoming a Subsidiary); and (ii) any Permitted Refinancing thereof; (n) obligations under Swap Agreements entered into by the Borrower or its Subsidiaries not for speculative purposes; (o) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or other cash management services in the ordinary course of business; (p) Indebtedness arising from agreements of the Borrower or any Subsidiary providing for deferred purchase price for goods or services, earnouts, indemnification, adjustment of purchase price, seller notes or similar obligations, in each case, incurred or assumed in connection with the acquisition or Disposition of any business, assets or Person otherwise permitted by this Agreement; (q) Indebtedness consisting of the financing of insurance premiums or take-or-pay obligations contained in supply arrangements; and (r) Indebtedness representing deferred compensation to employees, consultants or independent contractors of the Borrower or any Subsidiary incurred in the ordinary course of business.; and 89 (s) Indebtedness, including guarantees, in respect of the Existing Convertible Notes and any Permitted Refinancing thereof. Notwithstanding the foregoing, any Indebtedness owed by a Loan Party to the (x) Parent, solely to the extent it is not a Loan Party, or (y) to a Subsidiary that is not a Loan Party shall be permitted only to the extent subordinated to the Obligations on customary terms reasonably satisfactory to the Administrative Agent. Section 6.02 Liens. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it except: (a) Permitted Encumbrances; (b) any Lien on any property or asset of the Borrower or any Subsidiary existing on the Effective Date and set forth in Schedule 6.02 and any modifications, renewals and extensions thereof and any Lien granted as a replacement or substitute therefor; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary other than improvements thereon or proceeds thereof and (ii) such Lien shall secure only those obligations which it secures on the Effective Date and any refinancing, extension, renewal or replacement thereof that does not increase the outstanding principal amount thereof except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, extensions, renewals or replacements; (c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the Effective Date prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and any Permitted Refinancing thereof; (d) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; provided that (i) such security interests secure Indebtedness that is permitted by Section 6.01(d), (ii) such security interests and the Indebtedness secured thereby are initially incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement and (iii) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary other than the property financed by such Indebtedness and any additions, accessions, parts, attachments or improvements thereon or proceeds and products hereof and customary security deposits and related property; provided that individual financings provided by one lender may be cross-collateralized to other financings provided by such lender; (e) licenses, sublicenses, leases or subleases granted to others in the ordinary course of business and which does not interfere in any material respect with the business of the Borrower and its Subsidiaries, taken as a whole; 90 (f) [reserved]; (g) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans or agreements for directors, management, employees or other eligible service providers of the Borrower, the Parent or its Subsidiaries, including the repurchase of Equity Interests or rights in respect thereof granted to directors, management, employees or other eligible service providers of the Borrower or its Subsidiaries pursuant to a right of repurchase set forth in any such stock option plans or other benefit plans or agreements in connection with a cessation of service; (h) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may make Restricted Payments not otherwise permitted under this Section 6.05 in an amount not to exceed the amount of proceeds of any substantially concurrent issuance of Equity Interests (other than Parent Convertible Notes) of the Parent (or any parent company thereof) which have been contributed as common equity to the Borrower or of any substantially concurrent issuance of Equity Interests of the Borrower, excluding the Amendment No. 1 Specified Issuance and Contribution; (i) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may make Restricted Payments not otherwise permitted under this Section 6.05 in an unlimited amount if Total Liquidity immediately after such Restricted Payment is equal to or greater than $600,000,000; and (j) the Borrower may make and pay Restricted Payments to the Parent: (i) with respect to any taxable period (x) for which the Borrower and/or any of its Subsidiaries are members of a consolidated, combined, affiliated, unitary or similar income tax group for U.S. federal and/or applicable state or local income Tax purposes of which the Parent or any holding company of the Parent is the common parent, or (y) for which the Borrower is a partnership or disregarded entity for U.S. federal income tax purposes that is wholly owned (directly or indirectly) by a C corporation for U.S. federal and/or applicable state or local income Tax purposes, in an amount not to exceed the amount of any U.S. federal, state and/or local income Taxes that the Borrower and/or its Subsidiaries, as applicable, would have paid for such taxable period had the Borrower and/or its Subsidiaries, as applicable, been a stand-alone corporate taxpayer or a stand-alone corporate group; provided that distributions pursuant to this clause (j) in respect of an Excluded Subsidiary shall be permitted only to the extent that cash distributions were made by such Excluded Subsidiary to the Borrower or any other Subsidiary that is a Loan Party for such purpose; (ii) without duplication of any payment made pursuant to subclause (i) of this clause (j), with respect to any taxable period ending after the Effective Date for which the Borrower is a partnership or disregarded entity for U.S. federal income Tax purposes (other than a partnership or disregarded entity described in clause (j)(j)(y) above), distributions to its owners in amounts not to exceed (x) the taxable income of the Borrower and its Subsidiaries for such fiscal year (as determined based on such assumptions as may be made by the managing member (or equivalent governing body) of Borrower, including, without limitation, not taking into account for this purpose for any such taxable period any adjustments under Sections 743(b) of the Code), multiplied by (y) the highest combined federal, state and local tax rates applicable to the income of individuals or corporations, resident of New York, New York, whichever is higher; (iii) the proceeds of which shall be used to allow the Parent to pay its operating costs and expenses incurred in the ordinary course of business and other reasonable corporate overhead costs